As filed with the Securities and Exchange Commission on March 9, 2001


================================================================================


                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by Registrant   [ ]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[x]      Definitive Additional Materials
[ ]      Soliciting Material under Rule 14a-12

                   CREDIT SUISSE WARBURG PINCUS CAPITAL FUNDS
                           (formerly DLJ Focus Funds)
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
                 -----------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]    No fee required
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
       (1) Title of each class of securities to which transaction applies:

           ------------------------------------------------------------
       (2) Aggregate number of securities to which transaction applies:

           -------------------------------------------------------
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

           -------------------------------------------------------
       (4) Proposed maximum aggregate value of transaction:

           -------------------------------------------------------
       (5) Total fee paid:

           -------------------------------------------------------

[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)    Amount Previously Paid: ___________________
       (2)    Form, Schedule or Registration Statement No.: __________________
       (3)    Filing Party: ___________________
       (4)    Date Filed: ___________________



================================================================================

WARBURG PINCUS FUNDS
PART OF CREDIT ASSET
        SUISSE MANAGEMENT

                                                                        CSAM-ADP

                               **URGENT REMINDER**


                                                               March 9, 2001


Dear Shareholder:

     We have previously mailed to you proxy materials relating to the Special Meeting of Shareholders of your Credit Suisse Warburg Pincus fund scheduled for March 23, 2001. YOUR VOTE FOR THIS IMPORTANT MEETING HAS NOT YET BEEN RECEIVED.

     We encourage you to utilize one of the following options today for recording your vote promptly:

     1) VOTE BY TELEPHONE: CALL THE TOLL FREE NUMBER LISTED ON YOUR VOTING INSTRUCTION FORM. HAVE THE 12-DIGIT CONTROL NUMBER FOUND ON YOUR VOTING INSTRUCTION FORM READY WHEN PROMPTED.

     2) VOTE BY INTERNET: GO TO WWW.PROXYVOTE.COM, ENTER THE 12-DIGIT CONTROL NUMBER ON YOUR VOTING INSTRUCTION FORM AND FOLLOW THE INSTRUCTIONS ON THE SITE.

     3) VOTE BY MAIL: SIGN AND DATE YOUR CARD. MAIL IN THE POSTAGE-PAID RETURN ENVELOPE PROVIDED.

     FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, YOUR BOARD MEMBERS UNANIMOUSLY RECOMMEND A VOTE FOR ALL PROPOSALS AND BELIEVE THE PROPOSALS ARE IN THE BEST INTEREST OF SHAREHOLDERS OF THE FUNDS.

     If you have any questions regarding the proxy, please call the Funds' proxy solicitor, D.F. King & Co., Inc., toll free at 1-800-290-6424.


                                                           Sincerely,

                                                           /s/ Martin Jaffe

                                                           Martin Jaffe
                                                           Secretary

          ===============================================================
                  YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY TO
                      AVOID UNNECESSARY SOLICITATION COSTS.
          ===============================================================

WARBURG PINCUS FUNDS
PART OF CREDIT ASSET
        SUISSE MANAGEMENT



                                                                       CSAM-EQU

                               **URGENT REMINDER**


                                                                 March 9, 2001

Dear Shareholder:

     We have previously mailed to you proxy materials relating to the Special Meeting of Shareholders of your Credit Suisse Warburg Pincus fund scheduled for March 23, 2001. YOUR VOTE FOR THIS IMPORTANT MEETING HAS NOT YET BEEN RECEIVED.

     We encourage you to utilize one of the following options today for recording your vote promptly:

     1) VOTE BY INTERNET: BY GOING TO WWW.WARBURG.COM AND FOLLOWING THE INSTRUCTIONS ON THE SITE. FOR YOUR CONVENIENCE, HAVE YOUR VOTING INSTRUCTION FORM AVAILABLE.

     2) VOTE BY TELEPHONE: BY CALLING A REPRESENTATIVE AT 1-800-290-6424. FOR YOUR CONVENIENCE, HAVE YOUR VOTING INSTRUCTION FORM AVAILABLE.

     3)   VOTE BY FAX: SIGN, DATE, AND FAX THE PROXY CARD TO 1-212-269-2796.

     4) VOTE BY MAIL: SIGN AND DATE YOUR CARD. MAIL IN THE POSTAGE-PAID RETURN ENVELOPE PROVIDED.


     FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, YOUR BOARD MEMBERS UNANIMOUSLY RECOMMEND A VOTE FOR ALL PROPOSALS AND BELIEVE THE PROPOSALS ARE IN THE BEST INTEREST OF SHAREHOLDERS OF THE FUNDS.

     If you have any questions regarding the proxy, please call the Funds' proxy solicitor, D.F. King & Co., Inc., toll free at 1-800-290-6424.

                                                          Sincerely,

                                                          /s/ Martin Jaffe

                                                          Martin Jaffe
                                                          Secretary


          ===============================================================
                  YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY TO
                      AVOID UNNECESSARY SOLICITATION COSTS.
          ===============================================================